UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3rd, 2013

DALECO RESOURCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	0-12214	23-2860734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 Wilmont Mews, 5th Floor, West Chester, Pennsylvania 19382

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  610-429-0181

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Departure of directors or certain officers; Election of directors; Appointment of certain officers; Compensatory Arrangements of certain officers.

On June 3, 2013, the Registrant received notice that John Gilbert, a member of its Board of Directors, had died in London on Sunday June 2, 2013 at the age of 86. He was also a member of the House of Lords in the Parliament of the United Kingdom. Lord Gilbert had served as a Director since November 2003 and also served as a member of the Audit Committee of the Board.

Lord Gilbert was a nominee for election to the Company’s Board of Directors at the Company’s 2013 Annual Meeting of Shareholders to be held on June 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2013	DALECO RESOURCES CORPORATION

By: /s/ Michael D. Parrish Name: Michael D. Parrish Title: CEO